                                                               Exhibit 10.(4)(b)

                                                                  EXECUTION COPY







               AMENDMENT NO. 1 dated as of June 30, 2003 (this "Amendment"), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 26, 2002 (the "Credit Agreement"), among Jefferson Smurfit Corporation (U.S.), a Delaware corporation (the "Borrower"), Smurfit-Stone Container Corporation, a Delaware corporation ("SSCC"), JSCE, Inc., a Delaware corporation ("JSCE"), the Lenders (as defined therein), the Managing Agents (as defined therein), the Fronting Banks (as defined therein), JPMorgan Chase Bank, a New York banking corporation formerly known as The Chase Manhattan Bank ("JPMorgan"), and Deutsche Bank Trust Company Americas, a New York banking corporation formerly known as Bankers Trust Company ("DB"), as senior managing agents (in such capacity, the "Senior Managing Agents") for the Lenders, and JPMorgan, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and as swingline lender (in such capacity, the "Swingline Lender").

     A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Fronting Banks have extended, and have agreed to extend, credit to the Borrower.

     B. The Borrower, SSCC and JSCE have requested that the Credit Agreement be amended as set forth herein.

     C. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     D. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. AMENDMENT TO THE CREDIT AGREEMENT. Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 7.14. CONSOLIDATED EBITDA. (a) Prior to the Stone Transaction Date, permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount opposite such date:


                   DATE                                        AMOUNT
                   ----                                        ------
                   June 30, 2003                               $225,000,000
                   September 30, 2003                          $225,000,000
                   December 31, 2003                           $225,000,000
                   March 31, 2004                              $250,000,000
                   June 30, 2004                               $250,000,000
                   September 30, 2004                          $250,000,000
                   December 31, 2004                           $250,000,000
                   March 31, 2005 and thereafter               $350,000,000

               (b) Following the Stone Transaction Date, permit Consolidated EBITDA for any four fiscal quarter period to be less than the sum of
          (i) the minimum Consolidated EBITDA amount set forth in PARAGRAPH (a) above for such period, plus (ii) the corresponding amount from time to time for such period under the Stone Credit Agreement or, if the Stone Credit Agreement shall have terminated, the corresponding amount for such period most recently in effect under the Stone Credit Agreement, minus (iii) $15,000,000.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, each of the Borrower, SSCC and JSCE represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

     SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, SSCC, JSCE and the Required Lenders.

     SECTION 4. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Managing Agents, the Fronting Banks, the Senior Managing Agents, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Borrower, SSCC, JSCE or the Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

             JEFFERSON SMURFIT CORPORATION (U.S.)

             By: /s/ Richard P. Marra
                 --------------------------------
             Name: Richard P. Marra
             Title: Assistant Treasurer

             SMURFIT-STONE CONTAINER CORPORATION

             By: /s/ Richard P. Marra
                 --------------------------------
             Name: Richard P. Marra
             Title: Assistant Treasurer

             JSCE, INC.

             By: /s/ Richard P. Marra
                 --------------------------------
             Name: Richard P. Marra
             Title: Assistant Treasurer

             JPMORGAN CHASE BANK, individually and as Administrative Agent, Collateral Agent, Swingline Lender and Senior Managing Agent

             By: /s/ Peter S. Predun
                 --------------------------------
             Name: Peter S. Predun
             Title: Vice President

             DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Fronting Bank and Senior Managing Agent

             By: /s/ Marco Orlando
                 --------------------------------
             Name: Marco Orlando
             Title: Director

             AIMCO CLO SERIES 2001-A

             By: /s/ Authorized Person
                 --------------------------------
             Name: Authorized Person
             Title:

             By: /s/ Authorized Person
                 --------------------------------
             Name: Authorized Person
             Title:

             AIMCO CLO SERIES 2000-A

             By: /s/ Authorized Person
                 --------------------------------
             Name: Authorized Person
             Title:

             By: /s/ Authorized Person
                 --------------------------------
             Name: Authorized Person
             Title:

             ALLSTATE LIFE INSURANCE COMPANY

             By: /s/ Authorized Person
                 --------------------------------
             Name: Authorized Person
             Title:

             By: /s/ Authorized Person
                 --------------------------------
             Name: Authorized Person
             Title:

             CENTURION CDO, LTD.
             By: AMERICAN EXPRESS ASSET MANAGEMENT GROUP,
             INC., as Collateral Manager

             By: /s/ Leanne Stavrakis
                 --------------------------------
             Name: Leanne Stavrakis
             Title: Director - Operations

             SEQUILS - CENTURION V, LTD.
             By: AMERICAN EXPRESS ASSET MANAGEMENT GROUP,
             INC., as Collateral Manager

             By: /s/ Leanne Stavrakis
                 --------------------------------
             Name: Leanne Stavrakis
             Title: Director - Operations

             CENTURION CDO II, LTD.
             By: AMERICAN EXPRESS ASSET MANAGEMENT GROUP,
             INC., as Collateral Manager

             By: /s/ Leanne Stavrakis
                 --------------------------------
             Name: Leanne Stavrakis
             Title: Director - Operations

             AMERICAN EXPRESS CERTIFICATE COMPANY
             By: AMERICAN EXPRESS ASSET MANAGEMENT GROUP,
             INC., as Collateral Manager

             By: /s/ Yvonne Stevens
                 --------------------------------
             Name: Yvonne Stevens
             Title: Senior Managing Director

             IDS LIFE INSURANCE COMPANY
             By: AMERICAN EXPRESS ASSET MANAGEMENT GROUP,
             INC., as Collateral Manager

             By: /s/ Yvonne Stevens
                 --------------------------------
             Name: Yvonne Stevens
             Title: Senior Managing Director

             SANKATY ADVISORS, LLC as Collateral Manager for
             CASTLE HILL I - INGOTS, LTD., as Term Lender

             By: /s/ Diane J. Exter
                 --------------------------------
             Name: Diane J. Exter
             Title: Managing Director
                    Portfolio Manager

             SANKATY ADVISORS, LLC as Collateral Manager for
             CASTLE HILL II - INGOTS, LTD., as Term Lender

             By: /s/ Diane J. Exter
                 --------------------------------
             Name: Diane J. Exter
             Title: Managing Director
                    Portfolio Manager

             SANKATY ADVISORS, LLC as Collateral Manager for
             RACE POINT CLO, LIMITED, as Term Lender

             By: /s/ Diane J. Exter
                 --------------------------------
             Name: Diane J. Exter
             Title: Managing Director
                    Portfolio Manager

             SANKATY ADVISORS, LLC as Collateral Manager for
             RACE POINT II CLO, LIMITED, as Term Lender

             By: /s/ Diane J. Exter
                 --------------------------------
             Name: Diane J. Exter
             Title: Managing Director
                    Portfolio Manager

             SANKATY HIGH YIELD PARTNERS III, L.P.

             By: /s/ Diane J. Exter
                 --------------------------------
             Name: Diane J. Exter
             Title: Managing Director
                    Portfolio Manager

             BANK OF AMERICA NT & SA

             By: /s/ Michael Balok
                 --------------------------------
             Name: Michael Balok
             Title: Managing Director

             HARBOUR TOWN FUNDING LLC

             By: /s/ Ann E. Morris
                 --------------------------------
             Name: Ann E. Morris
             Title: Asst. Vice President

             RIVIERA FUNDING LLC

             By: /s/ Ann E. Morris
                 --------------------------------
             Name: Ann E. Morris
             Title: Asst. Vice President

             SAWGRASS TRADING LLC

             By: /s/ Ann E. Morris
                 --------------------------------
             Name: Ann E. Morris
             Title: Asst. Vice President

             SRF 2000, INC.

             By: /s/ Ann E. Morris
                 --------------------------------
             Name: Ann E. Morris
             Title: Asst. Vice President

             OLYMPIC FUNDING TRUST, SERIES 1999-1

             By: /s/ Ann E. Morris
                 --------------------------------
             Name: Ann E. Morris
             Title: Authorized Agent

             MUIRFIELD TRADING LLC

             By: /s/ Ann E. Morris
                 --------------------------------
             Name: Ann E. Morris
             Title: Asst. Vice President

             THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

             By: /s/ F. McDonald
                 --------------------------------
             Name: F. McDonald
             Title: Director

             THE BANK OF NEW YORK

             By: /s/ Mark Wrigley
                 --------------------------------
             Name: Mark Wrigley
             Title: Vice President

             THE BANK OF NOVA SCOTIA

             By: /s/ V. Gibson
                 --------------------------------
             Name: V. Gibson
             Title: Assistant Agent

             BANK ONE, N.A.

             By: /s/ Karen C. Ryan
                 --------------------------------
             Name: Karen C. Ryan
             Title: Director

             GALLATIN FUNDING I LTD.
             BY: BEAR STEARNS ASSET MANAGEMENT INC.
             as its Collateral Manager

             By: /s/ Neals D. Rosenweig
                 --------------------------------
             Name: Neals D. Rosenweig
             Title: Associate Director

             GRAYSTON CLO 2001-01 LTD.
             BY: BEAR STEARNS ASSET MANAGEMENT INC.
             as its Collateral Manager

             By: /s/ Neals D. Rosenweig
                 --------------------------------
             Name: Neals D. Rosenweig
             Title: Associate Director

             CARLYLE HIGH YIELD PARTNERS, L.P.

             By: /s/ Linda Pace
                 --------------------------------
             Name: Linda Pace
             Title: Principal

             CREDIT INDUSTRIEL ET COMMERCIAL

             By: /s/ Sean Mounier
                 --------------------------------
             Name: Sean Mounier
             Title: First Vice President

             By: /s/ Brian O'Leary
                 --------------------------------
             Name: Brian O'Leary
             Title: Vice President

             CREDIT LYONNAIS NEW YORK BRANCH

             By: /s/ Scott R. Chappelka
                 --------------------------------
             Name: Scott R. Chappelka
             Title: Vice President

             DRESDNER BANK AG - New York And Grand Cayman Branches

             By: /s/ Erica P. Weathers-Engemann
                 --------------------------------
             Name: Erica P. Weathers-Engemann
             Title: Director

             By: /s/ Laura J.K. Schumacher
                 --------------------------------
             Name: Laura J.K. Schumacher
             Title: Vice President

             SUFFIELD CLO, LIMITED
             By: DAVID L. BABSON & COMPANY INC., as Collateral Manager

             By: /s/ Russell D. Morrison
                 --------------------------------
             Name: Russell D. Morrison
             Title: Managing Director

             BILL & MELINDA GATES FOUNDATION
             By: DAVID L. BABSON & COMPANY INC., as Investment
             Advisor

             By: /s/ Russell D. Morrison
                 --------------------------------
             Name: Russell D. Morrison
             Title: Managing Director

             MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
             By: DAVID L. BABSON & COMPANY INC., as Investment
             Advisor

             By: /s/ Russell D. Morrison
                 --------------------------------
             Name: Russell D. Morrison
             Title: Managing Director

             MAPLEWOOD (CAYMAN) LIMITED
             By: DAVID L. BABSON & COMPANY INC., under delegated
             authority from Massachusetts Mutual Life Insurance Company as Investment Manager

             By: /s/ Russell D. Morrison
                 --------------------------------
             Name: Russell D. Morrison
             Title: Managing Director

             SENIOR DEBT PORTFOLIO
             By: BOSTON MANAGEMENT AND RESEARCH as Investment
             Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             EATON VANCE SENIOR INCOME TRUST
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             OXFORD STRATEGIC INCOME FUND
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             EATON VANCE CDO II, LTD.
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             EATON VANCE CDO III, LTD.
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             EATON VANCE CDO IV, LTD.
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             EATON VANCE CDO V, LTD.
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             GRAYSON & CO

             By: BOSTON MANAGEMENT AND RESEARCH as Investment
             Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             BIG SKY SENIOR LOAN FUND, LTD.
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             EATON VANCE VT FLOATING-RATE INCOME FUND
             By: EATON VANCE MANAGEMENT as Investment Advisor

             By: /s/ Payson F. Swaffield
                 --------------------------------
             Name: Payson F. Swaffield
             Title: Vice President

             FLAGSHIP CLO 2001-1

             By: /s/ Mark S. Pelletier
                 --------------------------------
             Name: Mark S. Pelletier
             Title: Director

             LONG LANE MASTER TRUST IV
             By: FLEET NATIONAL BANK as Trust Administrator

             By: /s/ Roger Ackerman
                 --------------------------------
             Name: Roger Ackerman
             Title: Director

             FORTIS CAPITAL CORP.

             By: /s/ Douglas Blair
                 --------------------------------
             Name: Douglas Blair
             Title: Vice President

             By: /s/ Trond Rokhall
                 --------------------------------
             Name: Trond Rokhall
             Title: Managing Director

             FOOTHILL INCOME TRUST II, L.P.
             By: FIT II GR, LLC, its General Partner

             By: /s/ Sean T. Dixon
                 --------------------------------
             Name: Sean T. Dixon
             Title: Managing Member

             GENERAL ELECTRIC CAPITAL CORPORATION

             By: /s/ Brian P. Schwinn
                 --------------------------------
             Name: Brian P. Schwinn
             Title: Duly Authorized Signatory

             ING SENIOR INCOME FUND
             By: ING INVESTMENTS, LLC as its Investment Manager

             By: /s/ James E. Grimes
                 --------------------------------
             Name: James E. Grimes
             Title: Vice President

             ING PRIME RATE TRUST
             By: ING INVESTMENTS, LLC as its Investment Manager

             By: /s/ James E. Grimes
                 --------------------------------
             Name: James E. Grimes
             Title: Vice President

             ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
             By: ING INVESTMENTS, LLC as its Investment Manager

             By: /s/ James E. Grimes
                 --------------------------------
             Name: James E. Grimes
             Title: Vice President
             ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
             By: ING INVESTMENTS, LLC as its Investment Manager

             By: /s/ James E. Grimes
                 --------------------------------
             Name: James E. Grimes
             Title: Vice President

             ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
             By: ING INVESTMENTS, LLC as its Investment Manager

             By: /s/ James E. Grimes
                 --------------------------------
             Name: James E. Grimes
             Title: Vice President

             SEQUILS - PILGRIM I LTD.
             By: ING INVESTMENTS, LLC as its Investment Manager

             By: /s/ James E. Grimes
                 --------------------------------
             Name: James E. Grimes
             Title: Vice President

             AVALON CAPITAL, LTD.
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Portfolio Advisor

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             AVALON CAPITAL, LTD. 2
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Portfolio Advisor

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             CERES II FINANCE, LTD.
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Sub-Managing Agent (Financial)

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             CHARTER VIEW PORTFOLIO
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Investment Advisor

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             DIVERSIFIED CREDIT PORTFOLIO LTD.
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Investment Advisor

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             AIM FLOATING RATE FUND
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Attorney In Fact

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             INVESCO EUROPEAN CDO I S.A.
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Collateral Manager

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             SEQUILS-LIBERTY, LTD.
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Collateral Manager

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             SARATOGA CLO I, LIMITED
             By: INVESCO SENIOR SECURED MANAGEMENT, INC.
             as Asset Manager

             By: /s/ Joseph Rotondo
                 --------------------------------
             Name: Joseph Rotondo
             Title: Authorized Signatory

             KZH CRESCENT LLC

             By: /s/ Dorian Herrera
                 --------------------------------
             Name: Dorian Herrera
             Title: Authorized Agent

             KZH CRESCENT-2 LLC

             By: /s/ Dorian Herrera
                 --------------------------------
             Name: Dorian Herrera
             Title: Authorized Agent

             KZH CRESCENT-3 LLC

             By: /s/ Dorian Herrera
                 --------------------------------
             Name: Dorian Herrera
             Title: Authorized Agent

             KZH CYPRESSTREE-1 LLC

             By: /s/ Dorian Herrera
                 --------------------------------
             Name: Dorian Herrera
             Title: Authorized Agent

             KZH ING-2 LLC

             By: /s/ Dorian Herrera
                 --------------------------------
             Name: Dorian Herrera
             Title: Authorized Agent

             KZH STERLING LLC

             By: /s/ Dorian Herrera
                 --------------------------------
             Name: Dorian Herrera
             Title: Authorized Agent

             THE MITSUBISHI TRUST AND BANKING CORPORATION

             By: /s/ Ryo Magome
                 --------------------------------
             Name: Ryo Magome
             Title: Senior Vice President

             NORDEU BANK FINLAND Plc

             By: /s/ Garry Weiss
                 --------------------------------
             Name: Garry Weiss
             Title: Vice President

             By: /s/ Charles J. Lansdown
                 --------------------------------
             Name: Charles J. Lansdown
             Title: Senior Vice President

             OAK HILL SECURITIES FUND, L.P.
             By: OAK HILL SECURITIES GENPAR, L.P.
             Its General Partner
             By: OAK HILL SECURITIES MGP, INC.,
             Its General Partner

             By: /s/ Scott D. Krase
                 --------------------------------
             Name: Scott D. Krase
             Title: Authorized Signatory

             OAK HILL SECURITIES FUND II, L.P.
             By: OAK HILL SECURITIES GENPAR II, L.P.
             Its General Partner
             By: OAK HILL SECURITIES MGP II, INC.,
             Its General Partner

             By: /s/ Scott D. Krase
                 --------------------------------
             Name: Scott D. Krase
             Title: Authorized Signatory

             OAK HILL CREDIT PARTNERS I, LIMITED
             By: OAK HILL CLO MANAGEMENT I, LLC
             as Investment Manager

             By: /s/ Scott D. Krase
                 --------------------------------
             Name: Scott D. Krase
             Title: Authorized Signatory

             OAK HILL CREDIT PARTNERS II, LIMITED
             By: OAK HILL CLO MANAGEMENT II, LLC
             as Investment Manager

             By: /s/ Scott D. Krase
                 --------------------------------
             Name: Scott D. Krase
             Title: Authorized Signatory

             ADDISON CDO, LIMITED (#1279)
             By: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
             as its Investment Advisor

             By: /s/ Mohan V. Phansalkar
                 --------------------------------
             Name: Mohan V. Phansalkar
             Title: Executive Vice President

             ATHENA CDO, LIMITED (#1277)
             By: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
             as its Investment Advisor

             By: /s/ Mohan V. Phansalkar
                 --------------------------------
             Name: Mohan V. Phansalkar
             Title: Executive Vice President

             CAPTIVA III FINANCE LTD. (Acct. 275)
             as advised by PACIFIC INVESTMENT MANAGEMENT
             COMPANY LLC

             By: /s/ David Dyer
                 --------------------------------
             Name: David Dyer
             Title: Director

             CATALLAS CDO LTD. (#1287)
             By: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
             as its Investment Advisor

             By: /s/ Mohan V. Phansalkar
                 --------------------------------
             Name: Mohan V. Phansalkar
             Title: Executive Vice President

             ROYALTON COMPANY (#280)
             By: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
             as its Investment Advisor

             By: /s/ Mohan V. Phansalkar
                 --------------------------------
             Name: Mohan V. Phansalkar
             Title: Executive Vice President

             SEQUILS-MAGNUM, LTD. (#1280)
             By: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
             as its Investment Advisor

             By: /s/ Mohan V. Phansalkar
                 --------------------------------
             Name: Mohan V. Phansalkar
             Title: Executive Vice President

             WAVELAND - INGOTS, LTD.  (#2006)
             By: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
             as its Investment Advisor

             By: /s/ Mohan V. Phansalkar
                 --------------------------------
             Name: Mohan V. Phansalkar
             Title: Executive Vice President

             WRIGLEY CDO, LTD. (#1285)
             By: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
             as its Investment Advisor

             By: /s/ Mohan V. Phansalkar
                 --------------------------------
             Name: Mohan V. Phansalkar
             Title: Executive Vice President

             SMOKY RIVER CDO, L.P.
             By: RBC LEVERAGED CAPITAL as Portfolio Advisor

             By: /s/ Melissa Marano
                 --------------------------------
             Name: Melissa Marano
             Title: Partner

             SOCIETE GENERALE

             By: /s/ Ambrish D. Thanawala
                 --------------------------------
             Name: Ambrish D. Thanawala
             Title: Director, Corporate Banking

             STANFIELD ARBITRAGE CDO, LTD.
             By: STANFIELD CAPITAL PARTNERS LLC
             as its Collateral Manager

             By: /s/ Dan Baldwin
                 --------------------------------
             Name: Dan Baldwin
             Title: Managing Partner

             STANFIELD CLO, LTD.
             By: STANFIELD CAPITAL PARTNERS LLC
             as its Collateral Manager

             By: /s/ Dan Baldwin
                 --------------------------------
             Name: Dan Baldwin
             Title: Managing Partner

             SEQUILS I, LTD.
             By: TCW ADVISORS, INC. as its Collateral Manager

             By: /s/ G. Steven Kalin
                 --------------------------------
             Name: G. Steven Kalin
             Title: Senior Vice President

             By: /s/ Jonathan R. Insull
                 --------------------------------
             Name: Jonathan R. Insull
             Title: Managing Director

             SEQUILS IV, LTD.
             By: TCW ADVISORS, INC. as its Collateral Manager

             By: /s/ G. Steven Kalin
                 --------------------------------
             Name: G. Steven Kalin
             Title: Senior Vice President

             By: /s/ Jonathan R. Insull
                 --------------------------------
             Name: Jonathan R. Insull
             Title: Managing Director

             TCW SELECT LOAN FUND, LIMITED
             By: TCW ADVISORS, INC. as its Collateral Manager

             By: /s/ G. Steven Kalin
                 --------------------------------
             Name: G. Steven Kalin
             Title: Senior Vice President

             By: /s/ Jonathan R. Insull
                 --------------------------------
             Name: Jonathan R. Insull
             Title: Managing Director

             EASTMAN HILL FUNDING I, LIMITED
             By: TCW ASSET MANAGEMENT COMPANY,
             as its Collateral Manager

             By: /s/ Mark L. Gold
                 --------------------------------
             Name: Mark L. Gold
             Title: Managing Director

             TRANSAMERICA BUSINESS CAPITAL CORPORATION

             By: /s/ Stephen K. Goetschlus
                 --------------------------------
             Name: Stephen K. Goetschlus
             Title: Senior Vice President

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             APEX (KRIMERAN) CDO I, LTD
             By: KRIMERAN ADVISORS, L.L.C.

             By: /s/ David M. Milleson
                 --------------------------------
             Name: David M. Milleson
             Title: Managing Director